Exhibit 10.7
PERLEGEN SCIENCES, INC.
AMENDMENT NO. 2 TO
SECOND AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT
     THIS AMENDMENT NO. 2 to the Second Amended and Restated Stockholders’ Agreement is made as of March 1, 2006 (the “Effective Date”), by and among Perlegen Sciences, Inc. a Delaware corporation (the “Company”), the holders of the Company’s Common Stock and Series A Preferred Stock (each an “Investor” and collectively the “Investors”), and the holders of the Company’s Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series D-1 Preferred Stock (each a “Prior Purchaser” and collectively the “Prior Purchasers”).
     WHEREAS, the Company is increasing the number of shares in its 2002 Equity Incentive Plan.
     WHEREAS, the Company, the Investors and the Prior Purchasers are parties to that certain Second Amended and Restated Stockholders’ Agreement, dated as of February 1, 2005 and Amendment No. 1 to the Stockholders’ Agreement dated December 22, 2005 (the “Stockholders’ Agreement”);
     WHEREAS, the parties to the Stockholders’ Agreement desire to amend the Stockholders’ Agreement pursuant to Section 15 of the Stockholders’ Agreement to revise Section 2.4(c) to increase the number of shares that the Company may issue without being subject to preemptive rights.
     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. The Company, the Investors holding a majority of the Common Stock and Series A Preferred Stock (each as defined in the Stockholders’ Agreement), the Prior Purchasers holding a majority of the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series D-1 Preferred Stock (each as defined in the Stockholders’ Agreement) hereby amend the Stockholders’ Agreement to increase the number of shares the Company may issue without being subject to preemptive rights.
     2. Section 2.4(c) of the Stockholders’ Agreement shall be amended in its entirety as set forth below:
     “The provisions of this Section 2.4 shall not apply to the following issuances of securities or Rights: (i) the issuance of Common Stock upon the conversion of Series A Stock, Series B Stock, Series C Stock, Series D Stock or Series D-1 Stock, (ii) the issuance of up to 41,443,702 shares of Common Stock (subject to adjustment for stock splits, reverse stock splits, subdivisions, stock dividends, combinations, reclassifications, recapitalizations and similar events) pursuant to restricted stock sold to, or the exercise of stock options issued to, employees, consultants, officers or directors of the Company under a stock option plan or restricted stock issuance plan approved by a majority of the board of directors of the Company, (iii) the issuance of Common Stock as direct consideration for the acquisition of another business entity or business segment of any such entity by the Company by merger, purchase of substantially all of the assets or other reorganization whereby the Company will own substantially all the assets or more than fifty percent (50%) of the voting power of such business entity or business segment of any such entity if such issuance is approved by a majority of the board of directors of the Company, (iv) the issuance of any shares of Common Stock in connection with a stock split or dividend of the Company (other than a Deemed Liquidation Event as defined in the Certificate), (v) the issuance of Common Stock in connection with a Qualified IPO, (vi) the issuance of Common Stock or Preferred Stock in connection with a lease financing or other asset-based financing, whether issued to a lessor, guarantor or other person (a “Lease Financing”), provided that such Lease Financing is approved by a majority of the board of directors of the Company; and provided further that any such Lease Financing which in aggregate amount exceeds $10,000,000 is approved by a majority of the board of directors including the director designated by the holders of the Series C Stock and the director designated by the holders of the Series D Stock, (vii) the issuance of Common Stock or Preferred Stock in connection with a corporate partnering, alliance or similar strategic transaction approved by a majority of the board of directors of the Company, or (viii) the issuance or deemed issuance of Common Stock or Preferred Stock upon exercise or conversion of any options or warrants, or upon the conversion of convertible securities outstanding as of the date of the first issuance of the Series D-1 Stock.”
     3. The Stockholders’ Agreement as modified herein shall remain in full force and effect as so modified.
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     The Parties have executed this Amendment No. 2 to the Second Amended and Restated Stockholders’ Agreement as of the Effective Date.

PERLEGEN SCIENCES, INC.

By:	/s/ Brad A. Margus

Name: Brad A. Margus
Title: President and Chief Executive Officer

Address:
Perlegen Sciences, Inc.
2021 Stierlin Court
Mountain View, California 94043
Signature Page to Perlegen Sciences, Inc.
Amendment No. 2 to the Second Amended and Restated Stockholders’ Agreement

MAVERICK FUND LDC

By:	/s/ John T. McCafferty

Name:	John T. McCafferty

Title:	Limited Partner & General Counsel

Address:
Maverick Capital
300 Crescent Court, 18th Floor
Dallas, TX 75201

Attn: John McCafferty, General Counsel
Signature Page to Perlegen Sciences, Inc.
Amendment No. 2 to the Second Amended and Restated Stockholders’ Agreement

MAVERICK FUND USA, LTD.

By:	/s/ John T. McCafferty

Name:	John T. McCafferty

Title:	Limited Partner & General Counsel

Address: Maverick Capital
300 Crescent Court, 18th Floor
Dallas, TX 75201

Attn: John McCafferty, General Counsel
Signature Page to Perlegen Sciences, Inc.
Amendment No. 2 to the Second Amended and Restated Stockholders’ Agreement

MAVERICK FUND II, LTD.

By:	/s/ John T. McCafferty

Name:	John T. McCafferty

Title:	Limited Partner & General Counsel

Address Maverick Capital
300 Crescent Court, 18th Floor
Dallas, TX 75201

Attn: John McCafferty, General Counsel
Signature Page to Perlegen Sciences, Inc.
Amendment No. 2 to the Second Amended and Restated Stockholders’ Agreement

UNILEVER TECHNOLOGY VENTURES FUND B.V.

By:

Name: Dion Madsen

Title: Managing Director

By:	/s/ Phil Giesler

Name: Phil Giesler

Title: Managing Director

Address:
201 California Street, Suite 325
San Francisco, CA 94111

Attention:	Dion Madsen
Phil Giesler
Signature Page to Perlegen Sciences, Inc.
Amendment No. 2 to the Second Amended and Restated Stockholders’ Agreement

CMEA VENTURES LIFE SCIENCES 2000, L.P.

By:	/s/ Tom Baruch

Name: Tom Baruch

Title: General Partner

Address:
CMEA Ventures Life Sciences 2000 Limited Partnership
One Embarcadero Center, Suite 3250
San Francisco, CA 94111-3600

Attn: Tom Baruch
Signature Page to Perlegen Sciences, Inc.
Amendment No. 2 to the Second Amended and Restated Stockholders’ Agreement

CMEA VENTURES LIFE SCIENCES 2000, CIVIL LAW PARTNERSHIP

By:	/s/ Tom Baruch

Name: Tom Baruch

Title: General Partner

Address:
CMEA Ventures Life Sciences 2000 Civil Law Partnership
One Embarcadero Center, Suite 3250
San Francisco, CA 94111-3600

Attn: Tom Baruch
Signature Page to Perlegen Sciences, Inc.
Amendment No. 2 to the Second Amended and Restated Stockholders’ Agreement

BSI SA.

By:	/s/ Thomas Streule

Name:	Thomas Streule

Title:	Assistant Vice President

By:	/s/ Patrizia Solari

Name:	Patrizia Solari

Title:	Vice President

Address:
BSI SA
Thomas Streule
Assistant Vice President
Securities Administration
Via Magatti 2
6901 Lugano
Switzerland
Signature Page to Perlegen Sciences, Inc.
Amendment No. 2 to the Second Amended and Restated Stockholders’ Agreement

BSI — NEW BIOMEDICAL FRONTIER (SICAV)

By:	/s/ Sacha DeMicheli

Name:	Sacha DeMicheli

Title:	Manager

Address: BSI-New BioMedical Frontier (SICAV)
Via Peri 23
6900 Lugano
Switzerland

Attn: Francesco Badaracco
Signature Page to Perlegen Sciences, Inc.
Amendment No. 2 to the Second Amended and Restated Stockholders’ Agreement

ZAFFARONI REVOCABLE TRUST 1/24/86

By:	/s/ Alejandro Zaffaroni

Name:	Alejandro Zaffaroni

Title:	Trustee

Address:
Gonzalo M. Silveira
c/o Technofyn Associates, LLC
4005 Miranda Avenue, Suite 180
Palo Alto, CA 94304-1218
Signature Page to Perlegen Sciences, Inc.
Amendment No. 2 to the Second Amended and Restated Stockholders’ Agreement

CSK VENTURE CAPITAL CO., LTD. as Investment Manager for Hitachi CSK Internet Business Fund

By:	/s/ Shunichi Ishimura

Name:	Shunichi Ishimura

Title:	President

Address:
5th Floor, Reviera Minami Aoyama Bldg.
3-3-3 Minai-Aoyama, Minato-ku
Tokyo 107-0062
Japan

Attn: Makoto Kaneshiro
Signature Page to Perlegen Sciences, Inc.
Amendment No. 2 to the Second Amended and Restated Stockholders’ Agreement

CSK VENTURE CAPITAL CO., LTD. as Investment Manager CSK-4 Investment Fund

By:	/s/ Shunichi Ishimura

Name:	Shunichi Ishimura

Title:	President

Address:
5th Floor, Reviera Minami Aoyama Bldg.
3-3-3 Minai-Aoyama, Minato-ku
Tokyo 107-0062
Japan
Attn: Makoto Kaneshiro
Signature Page to Perlegen Sciences, Inc.
Amendment No. 2 to the Second Amended and Restated Stockholders’ Agreement

/s/ Laura L. De Surraco

LAURA L. DE SURRACO

Address:
1732 West Selby Lane
Redwood City, CA 94061
Signature Page to Perlegen Sciences, Inc.
Amendment No. 2 to the Second Amended and Restated Stockholders’ Agreement

THE 1989 LEECH LIVING TRUST

By:	/s/ Ana M. Leech

Name: Ana M. Leech

Title: Trustee

Address: The 1989 Leech Living Trust
3701 Brandy Rock Way
Redwood City, CA 94061

Attn: Ana Leech
Signature Page to Perlegen Sciences, Inc.
Amendment No. 2 to the Second Amended and Restated Stockholders’ Agreement

/s/ Matilda Nieri

MATILDA NIERI

Address: Matilda Nieri
c/o Technofyn Associates L.L.C.
4005 Miranda Avenue
Suite 180
Palo Alto, CA 94304
Signature Page to Perlegen Sciences, Inc.
Amendment No. 2 to the Second Amended and Restated Stockholders’ Agreement

/s/ Gonzalo M. Silveira

GONZALO M. SILVEIRA

Address: Gonzalo M. Silveira
944 Covington Court
Los Altos, CA 94024
Signature Page to Perlegen Sciences, Inc.
Amendment No. 2 to the Second Amended and Restated Stockholders’ Agreement

/s/ Alejandro A. Zaffaroni

ALEJANDRO A. ZAFFARONI

Address:
Gonzalo M. Silveira
c/o Technofyn Associates, LLC
4005 Miranda Avenue, Suite 180
Palo Alto, CA 94304-1218
Signature Page to Perlegen Sciences, Inc.
Amendment No. 2 to the Second Amended and Restated Stockholders’ Agreement

ALEXANDER PETER ZAFFARONI 12/29/88 TRUST

By: /s/ Matilda Nieri Gayle Adams

Name: Matilda Nieri Gayle Adams

Title: Trustee Trustee

Address:

Guillermo S. Surraco
c/o Technofyn Associates L.L.C.
4005 Miranda Avenue
Suite 180
Palo Alto, CA 94304
Signature Page to Perlegen Sciences, Inc.
Amendment No. 2 to the Second Amended and Restated Stockholders’ Agreement

CHARLES ADAM ZAFFARONI 12/29/88 TRUST

By: /s/ Matilda Nieri Gayle Adams

Name: Matilda Nieri Gayle Adams

Title: Trustee Trustee

Address:
Guillermo S. Surraco
c/o Technofyn Associates L.L.C.
4005 Miranda Avenue
Suite 180
Palo Alto, CA 94304
Signature Page to Perlegen Sciences, Inc.
Amendment No. 2 to the Second Amended and Restated Stockholders’ Agreement

/s/ Elisa Zaffaroni

ELISA ZAFFARONI

Address:
Guillermo S. Surraco
c/o Technofyn Associates L.L.C.
4005 Miranda Avenue
Suite 180
Palo Alto, CA 94304
Signature Page to Perlegen Sciences, Inc.
Amendment No. 2 to the Second Amended and Restated Stockholders’ Agreement

/s/ Leah Zaffaroni

LEAH ZAFFARONI

Address:
Guillermo S. Surraco
c/o Technofyn Associates L.L.C.
4005 Miranda Avenue
Suite 180
Palo Alto, CA 94304
Signature Page to Perlegen Sciences, Inc.
Amendment No. 2 to the Second Amended and Restated Stockholders’ Agreement

/s/ Marta Rachetti

MARTA RACHETTI

Address:
Marta Rachetti
c/o Technofyn Associates L.L.C.
4005 Miranda Avenue
Suite 180
Palo Alto, CA 94304
Signature Page to Perlegen Sciences, Inc.
Amendment No. 2 to the Second Amended and Restated Stockholders’ Agreement

/s/ Donna L. Swanson

DONNA L. SWANSON

Address: Donna Swanson
c/o Technofyn Associates L.C.
4005 Miranda Avenue
Suite 180
Palo Alto, CA 94304
Signature Page to Perlegen Sciences, Inc.
Amendment No. 2 to the Second Amended and Restated Stockholders’ Agreement

/s/ Maria Lorette Viaud

MARIA LORETTE VIAUD

Address:
Maria Lorette Viaud
530 Latimer Circle
Campbell, CA 95008
Signature Page to Perlegen Sciences, Inc.
Amendment No. 2 to the Second Amended and Restated Stockholders’ Agreement

AFFYMETRIX, INC.

By: /s/ Greg Schiffman

Name: Greg Schiffman

Title: CFO

Address:
Affymetrix, Inc.
3380 Central Expressway
Santa Clara, CA 95051
Attn: Greg Schiffman
Signature Page to Perlegen Sciences, Inc.
Amendment No. 2 to the Second Amended and Restated Stockholders’ Agreement

LOMBARD ODIER DARIER HENTSCH & CIE

By: proxy /s/ Alexandre Meyer

Name: Alexandre Meyer

Title: Senior Vice President

By: proxy /s/ Eric Menotti

Name: Eric Menotti

Title: Vice President

Signature Page to Perlegen Sciences, Inc.
Amendment No. 2 to the Second Amended and Restated Stockholders’ Agreement

SCHWEIZERHALL HOLDING AG
SCHWEIZERHALI MANAGEMENT

By: /s/ L.V. Bidder

Name: L.V. Bidder

Title: CEO

Address:
c/o Mr. Luzi von Bidder
Nuschelerstrasse 30
8023 Zurich
Switzerland
Signature Page to Perlegen Sciences, Inc.
Amendment No. 2 to the Second Amended and Restated Stockholders’ Agreement

ZAFFARONI FAMILY PARTNERSHIP, LP

By: /s/ Alejandro Zaffaroni

Name: Alejandro Zaffaroni

Title: General & Limited Partner

Address:
Gonzalo M. Silveira
c/o Technofyn Associates, LLC
4005 Miranda Avenue, Suite 180
Palo Alto, CA 94304-1218
Signature Page to Perlegen Sciences, Inc.
Amendment No. 2 to the Second Amended and Restated Stockholders’ Agreement

BROOKSIDE CAPITAL PARTNERS FUND, L.P.

By: /s/ Matt McPherron

Name: Matt McPherron

Title: Managing Director

Address:
Brookside Capital Partners Fund, L.P.
111 Huntington Avenue, 33rd Floor
Boston, MA 02199
Signature Page to Perlegen Sciences, Inc.
Amendment No. 2 to the Second Amended and Restated Stockholders’ Agreement

CALIFORNIA EMERGING VENTURES, LLC
By: GSA Partners, LLC, its Manager
By: Grove Street Advisors, LLC, its Manager

By:	/s/ Ann St. German

Name: Ann St. German

Title: Member & CFO

Address:
Grove Street Advisors
20 William Street, Suite 230
Wellesley, MA 024581
Attention: Ann St. German
Signature Page to Perlegen Sciences, Inc.
Amendment No. 2 to the Second Amended and Restated Stockholders’ Agreement

CSK FINANCE CO., LTD.

By:	/s/ Syoji Wakita

Name:	Syoji Wakita

Title:	President

Address:
5th Floor, Reviera Minami Aoyama Bldg.
3-3-3 Minai-Aoyama, Minato-ku
Tokyo 107-0062
Japan

Attn: Makoto Kaneshiro
Signature Page to Perlegen Sciences, Inc.
Amendment No. 2 to the Second Amended and Restated Stockholders’ Agreement

CSK VENTURE CAPITAL CO., LTD.,
As Investment Manager for CSK-VC Life
Science Investment Fund

By:	/s/ Shunichi Ishimura

Name:	Shunichi Ishimura

Title:	President

Address:
5th Floor, Reviera Minami Aoyama Bldg.
3-3-3 Minai-Aoyama, Minato-ku
Tokyo 107-0062
Japan

Attn: Makoto Kaneshiro
Signature Page to Perlegen Sciences, Inc.
Amendment No. 2 to the Second Amended and Restated Stockholders’ Agreement

MAG & CO. FBO FIDELITY MT. VERNON
STREET TRUST: FIDELITY GROWTH
COMPANY FUND

By:	/s/ Ed Currao

Name:	Ed Currao

Title:	Director – Investment Proxy Research Fidelity Management & Research

Address:
82 Devonshire Street
Boston, MA 02109
Attention: Benjamin Piggott
Signature Page to Perlegen Sciences, Inc.
Amendment No. 2 to the Second Amended and Restated Stockholders’ Agreement

SURINVEX INTERNATIONAL
CORPORATION (FOREIGN CORP.)

By:	/s/ Juan C. Rachetti

Name:	Juan C. Rachetti

Title:	Treasurer

Signature Page to Perlegen Sciences, Inc.
Amendment No. 2 to the Second Amended and Restated Stockholders’ Agreement

/s/ Guillermo Surraco

GUILLERMO SURRACO
Signature Page to Perlegen Sciences, Inc.
Amendment No. 2 to the Second Amended and Restated Stockholders’ Agreement

ALEJANDRO ZAFFARONI, TRUSTEE OF
ZAFFARONI RETIREMENT TRUST FBO
GONZALO M. SILVEIRA, U/A/D 1/1/02

By:	/s/ Alejandro Zaffaroni

Name:	Alejandro Zaffaroni

Title:	Trustee

Address:
Gonzalo M. Silveira
c/o Technofyn Associates, LLC
4005 Miranda Avenue, Suite 180
Palo Alto, CA 94304-1218
Signature Page to Perlegen Sciences, Inc.
Amendment No. 2 to the Second Amended and Restated Stockholders’ Agreement

ALEJANDRO ZAFFARONI, TRUSTEE OF
ZAFFARONI RETIREMENT TRUST FBO
M. LORETTE VIAUD, U/A/D 1/1/02

By:	/s/ Alejandro Zaffaroni

Name:	Alejandro Zaffaroni

Title:	Trustee

Address:
Gonzalo M. Silveira
c/o Technofyn Associates, LLC
4005 Miranda Avenue, Suite 180
Palo Alto, CA 94304-1218
Signature Page to Perlegen Sciences, Inc.
Amendment No. 2 to the Second Amended and Restated Stockholders’ Agreement

ALSTERTOR PRIVATE LIFE GMBH & CO. KG

By:	/s/ Erich Waller Dieter Reinhardt

Name:	Erich Waller Dieter Reinhardt

Title:	Managing Partners

Signature Page to Perlegen Sciences, Inc.
Amendment No. 2 to the Second Amended and Restated Stockholders’ Agreement

MPM BIOEQUITIES MASTER FUND, LP
By: MPM BioEquities GP, LP, its General Partner
By: MPM BioEquities GP, LLC its General Partner

By:	/s/ Kurt von Emster

Name:	Kurt von Emster

Title:	Portfolio Manager

Address:
MPM Capital, LP
601 Gateway Blvd. #350
South San Francisco, CA 94080

Attention: Kurt H. Von Emster
Signature Page to Perlegen Sciences, Inc.
Amendment No. 2 to the Second Amended and Restated Stockholders’ Agreement

PRIVATE LIFE BIOMED AG

By:	/s/ Marie M. Warburg R. Gerlinger

Name:	Marie M. Warburg R. Gerlinger

Title:	Managing Directors

Address:
Katja Nehrbaß
M.M. Warburrg & CO Schiffahrtstreuhand
Gesellschaft mit beschränkter Haftung
Ferdinandstraße 65-67
D20095 Hamburg, Germany
Signature Page to Perlegen Sciences, Inc.
Amendment No. 2 to the Second Amended and Restated Stockholders’ Agreement